                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 1, 2004
                                                 ________________


                Corporate Asset Backed Corporation, on behalf of
                CABCO Series 2002-1 Trust (AOL Time Warner Inc.)
_______________________________________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   333-61522-01               22-3281571
_______________________________________________________________________________
(STATE OR OTHER JURISDICTION         (COMMISSION             (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)



     445 Broad Hollow Road
     Suite 239
     Melville, New York                                               11747
_______________________________________________________________________________
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


Registrant's telephone number, including area code: (631) 587-4700
                                                    ______________


_______________________________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01   Other Events.

            This current report on Form 8-K relates to the semi-annual distribution reported to the holders of CABCO Series 2002-1 Trust (AOL Time Warner Inc.) (the "Trust") Class A-1 Callable Certificates (the "Class A-1 Certificates") and Class B-1 Callable Certificates (the "Class B-1 Certificates", and collectively with the Class A-1 Certificates, the "Certificates") relating to the AOL Time Warner Inc. 7.700% Debentures due May 1, 2032 (the "AOL Time Warner Debentures"), which was made on November 1, 2004.

            The Trust was created by the Trust Agreement, dated as of June 21, 2002, between Corporate Asset Backed Corporation, as the depositor (the "Depositor"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of $50,000,000 aggregate certificate principal balance of Class A-1 Certificates and $50,000,000 aggregate certificate notional amount of Class B-1 Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $50,000,000 principal amount of the AOL Time Warner Debentures. Time Warner, Inc., the guarantor of the AOL Time Warner Debentures, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-15062). You may read and copy any reports, statements and other information filed by Time Warner, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on Time Warner, Inc. and please refer to these periodic and current reports filed with the SEC.

Item 9.01   Financial Statements and Exhibits.

            (c)  Exhibits.

            99.1 Trustee's Distribution Report with respect to the November 1, 2004 Distribution Date for the CABCO Series 2002-1 Trust (AOL Time Warner Inc.).

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


               THE BANK OF NEW YORK, as Trustee of CABCO Series 2002-1 Trust (AOL Time Warner Inc.)



               By:  /s/ Yvette Y. Rivera
                    ___________________________
                    Name:    YVETTE Y. RIVERA
                    Title:   ASSISTANT VICE PRESIDENT


Date:

                                 EXHIBIT INDEX


Exhibit

99.1 Trustee's Distribution Report with respect to the November 1, 2004 Distribution Date for the CABCO Series 2002-1 Trust (AOL Time Warner Inc.).